UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2014

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On April 17, 2014, Ventas Realty, Limited Partnership (the “Issuer”), a wholly owned subsidiary of Ventas, Inc. (the “Company”), issued and sold (i) $300 million aggregate principal amount of its 1.250% Senior Notes due 2017 (the “2017 Notes”) and (ii) $400 million aggregate principal amount of its 3.750% Senior Notes due 2024 (the “2024 Notes” and, together with the 2017 Notes, the “Notes”) in a registered public offering pursuant to a Registration Statement on Form S-3 (File No. 333-180521) filed under the Securities Act of 1933, as amended, which Registration Statement became automatically effective on April 2, 2012.  The Notes were sold pursuant to Underwriting Agreements dated April 10, 2014 among the Issuer, the Company, and the underwriters named therein.

The 2017 Notes were issued under the Indenture dated as of September 26, 2013 (the “Base Indenture”), as amended by the Third Supplemental Indenture dated as of April 17, 2014 (the “Third Supplemental Indenture”), among the Issuer, the Company and U.S. Bank National Association, as trustee.  The 2024 Notes were issued under the Base Indenture, as amended by the Fourth Supplemental Indenture dated as of April 17, 2014 (the “Fourth Supplemental Indenture”), among the Issuer, the Company and U.S. Bank National Association, as trustee.

Copies of the Base Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture are incorporated by reference herein or filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description
4.1

Indenture dated as of September 26, 2013 by and among Ventas, Inc., Ventas Realty, Limited Partnership, as Issuer, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-3, File No. 333-180521).

4.2	Third Supplemental Indenture dated as of April 17, 2014 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.

4.3	Fourth Supplemental Indenture dated as of April 17, 2014 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: April 17, 2014	By:	/s/ Kristen M. Benson
Kristen M. Benson
Senior Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1

Indenture dated as of September 26, 2013 by and among Ventas, Inc., Ventas Realty, Limited Partnership, as Issuer, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-3, File No. 333-180521).

4.2	Third Supplemental Indenture dated as of April 17, 2014 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.

4.3	Fourth Supplemental Indenture dated as of April 17, 2014 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.